Exhibit 99.1

Marin Software Announces Second Quarter 2019 Financial Results

San Francisco, CA (August 8, 2019) – Marin Software Incorporated (NASDAQ: MRIN), a leading provider of digital marketing software for performance-driven advertisers and agencies, today announced financial results for the second quarter ended June 30, 2019.

“Marin strengthened its balance sheet during the second quarter and continued to expand support for emerging channels such as Amazon, LinkedIn, and Apple Search Ads,” said Chris Lien, Chief Executive Officer of Marin Software. “We are also helping navigate significant industry changes such as Intelligent Tracking Prevention, so that advertisers can focus on growing their business through search, social and eCommerce advertising.”

Second Quarter 2019 Business and Product Release Highlights:

●	Expanded Amazon Sponsored Brand support with a new campaign creation tool and added algorithmic bidding capability.

●	Built a Linking Wizard for seamless onboarding of new Amazon Sponsored Products campaigns.

●	Released an Intelligent Tracking Prevention impact analysis tool, which will estimate missing conversion data on the Safari browser.

●
Added support for LinkedIn reporting, which helps marketers looking to leverage LinkedIn’s audience data to measure performance alongside other media channels, resulting in smarter cross-channel budget allocation.

●	Launched Cross-Channel Audience Hub, which gives users the ability to automatically sync CRM Audience Lists across Google and Facebook within the same workflow.

●	Released Keyword-by-Device reporting in MarinOne, which provides a detailed understanding of mobile ad effectiveness.

●
Added bidding support for Apple Search Ads, which allows Marin customers to leverage a full-funnel view with Marin’s cross-channel reporting tool and allocate spend to the most efficient marketing channels.

Second Quarter 2019 Financial Updates:

●	Net revenues totaled $12.5 million, a year-over-year decrease of 12% when compared to $14.3 million in the second quarter of 2018.

●
GAAP loss from operations was ($4.5) million, resulting in a GAAP operating margin of (36%), as compared to a GAAP loss from operations of ($8.4) million and a GAAP operating margin of (59%) for the second quarter of 2018.

●
Non-GAAP loss from operations was ($2.6) million, resulting in a non-GAAP operating margin of (21%), as compared to a non-GAAP loss from operations of ($6.3) million and a non-GAAP operating margin of (44%) for the second quarter of 2018.

●	Cash, cash equivalents and restricted cash totaled $10.9 million as of June 30, 2019, as compared to $11.5 million as of December 31, 2018.

Reconciliations of GAAP to non-GAAP financial measures have been provided in the financial statement tables included in this press release. An explanation of these measures is also included below, under the heading "Non-GAAP Financial Measures.”

Financial Outlook:

Marin is providing guidance for its third quarter of 2019 as follows:

Forward-Looking Guidance
In millions

	Range of Estimate
	From	To
Three Months Ending September 30, 2019
Revenues, net	$10.8	$11.3
Non-GAAP loss from operations	(3.5)	(3.0)

Non-GAAP loss from operations excludes the effects of stock-based compensation, amortization of internally developed software and intangible assets, impairment of goodwill and long-lived assets, capitalization of internally developed software and non-recurring costs associated with restructurings.

Additionally, the Company does not reconcile its forward-looking non-GAAP loss from operations, due to variability between revenues and non-cash items such as stock-based compensation. The GAAP loss from operations includes stock-based compensation expense, which is affected by hiring and retention needs, as well as the future price of Marin’s stock. As a result, a reconciliation of the forward-looking non-GAAP financial measures to the corresponding GAAP measures cannot be made without unreasonable effort.

Quarterly Results Conference Call

Marin Software will host a conference call today at 2:00 PM Pacific Time (5:00 PM Eastern Time) to review the Company’s financial results for the quarter ended June 30, 2019, and its outlook for the future. To access the call, please dial (877) 705-6003 in the United States or (201) 493-6725 internationally with reference to the company name and conference title. A live webcast of the conference call will be accessible at http://public.viavid.com/index.php?id=135321. Following the completion of the call through 11:59 p.m. Eastern Time on August 15, 2019, a recorded replay will be available on the Company’s website at http://investor.marinsoftware.com/ and a telephone replay will be available by dialing (844) 512-2921 in the United States or (412) 317-6671 internationally with the recording access code 13692475.

About Marin Software

Marin Software Incorporated’s (NASDAQ: MRIN) mission is to give advertisers the power to drive higher efficiency and transparency in their paid marketing programs that run on the world’s largest publishers. Marin Software offers a unified SaaS advertising management platform for search, social, and eCommerce advertising. The Company helps digital marketers convert precise audiences, improve financial performance, and make better decisions. Headquartered in San Francisco with offices worldwide, Marin Software’s technology powers marketing campaigns around the globe. For more information about Marin Software, please visit www.marinsoftware.com.

Non-GAAP Financial Measures

Marin uses certain non-GAAP financial measures in this release. Marin uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating its ongoing operational performance. Marin believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial results with other companies in our industry, many of which present similar non-GAAP financial measures to investors. Non-GAAP financial measures that Marin uses may differ from measures that other companies may use.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. A reconciliation of the non-GAAP financial measures to their most directly comparable GAAP measures has been provided in the financial statement tables included below in this press release. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

Non-GAAP expenses, measures and net loss per share. Marin defines non-GAAP sales and marketing, non-GAAP research and development, non-GAAP general and administrative, non-GAAP gross profit, non-GAAP operating loss and non-GAAP net loss as the respective GAAP balances, adjusted for stock-based compensation, amortization of internally developed software and intangible assets, impairment of goodwill and long-lived assets, non-cash expenses related to debt agreements, capitalization of internally developed software and non-recurring costs associated with restructurings. Non-GAAP net loss per share is calculated as non-GAAP net loss divided by the weighted average shares outstanding.

Adjusted EBITDA. Marin defines Adjusted EBITDA as net loss, adjusted for stock-based compensation expense, depreciation, amortization of internally developed software and intangible assets, capitalization of internally developed software, impairment of goodwill and long-lived assets, provision for income taxes, other income, net and non-recurring costs associated with restructurings. These amounts are often excluded by other companies to help investors understand the operational performance of their business. The Company uses Adjusted EBITDA as a measurement of its operating performance because it assists in comparing the operating performance on a consistent basis by removing the impact of certain non-cash and non-operating items. Adjusted EBITDA reflects an additional way of viewing aspects of the operations that Marin believes, when viewed with the GAAP results and the accompanying reconciliations to corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting its business.

Prior to 2019, Marin also included deferred costs associated with contracts and the related amortization as an adjustment to net loss for the purposes of calculating the non-GAAP financial measures described above, but has updated its definition to no longer include those items. Non-GAAP financial measures for prior periods have been adjusted to conform to current period presentation.

Forward-Looking Statements

This press release contains forward-looking statements including, among other things, statements regarding Marin’s business, expectations about our ability to return to growth, impact of investments in product and technology on future operating results, progress on product development efforts, product capabilities and future financial results, including its outlook for the third quarter of 2019. These forward-looking statements are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors, including but not limited to our ability to grow sales to new and existing customers; our ability to expand our sales and marketing capabilities; our ability to retain and attract qualified management and technical personnel; delays in the release of updates to our product platform or new features; competitive factors, including but not limited to pricing pressures, entry of new competitors and new applications; quarterly fluctuations in our operating results due to a number of factors; inability to adequately forecast our future revenues, expenses, Adjusted EBITDA, cash flows or other financial metrics; delays, reductions or slower growth in the amount spent on online and mobile advertising and the development of the market for cloud-based software; progress in our efforts to update our software platform; adverse changes in our relationships with and access to publishers and advertising agencies and strategic business partners; level of usage and advertising spend managed on our platform; our ability to expand sales of our solutions in channels other than search advertising; any slow-down in the search advertising market generally; shift in customer digital advertising budgets from search to segments in which we are not as deeply penetrated; the development of the market for digital advertising; acceptance and continued usage of our platform and services by customers and our ability to provide high-quality technical support to our customers; material defects in our platform including those resulting from any updates we introduce to our platform, service interruptions at our single third-party data center or breaches in our security measures; our ability to develop enhancements to our platform; our ability to protect our intellectual property; our ability to manage risks associated with international operations; the impact of fluctuations in currency exchange rates, particularly an increase in the value of the dollar; near term changes in sales of our software services or spend under management may not be immediately reflected in our results due to our subscription business model; adverse changes in general economic or market conditions; and the ability to acquire and integrate other businesses. These forward-looking statements are based on current expectations and are subject to uncertainties and changes in condition, significance, value and effect as well as other risks detailed in documents filed with the Securities and Exchange Commission, including our most recent report on Form 10-K, recent reports on Form 10-Q and current reports on Form 8-K, which we may file from time to time, and all of which are available free of charge at the SEC’s website at www.sec.gov. Any of these risks could cause actual results to differ materially from expectations set forth in the forward-looking statements. All forward-looking statements in this press release reflect Marin’s expectations as of August 8, 2019. Marin assumes no obligation to, and expressly disclaims any obligation to update any such forward-looking statements after the date of this release.

Investor Relations Contact:

Brad Kinnish
CFO, Marin Software Incorporated
(415) 430-7646
ir@marinsoftware.com

Media Contact:

Wesley MacLaggan
Marketing, Marin Software Incorporated
(415) 399-2580
press@marinsoftware.com

Marin Software Incorporated
Condensed Consolidated Balance Sheets
(On a GAAP basis)

	June 30,	December 31,
(Unaudited; in thousands, except par value)	2019	2018
Assets
Current assets
Cash and cash equivalents	$9,886	$10,210
Restricted cash	971	1,293
Accounts receivable, net	9,983	12,906
Prepaid expenses and other current assets	3,773	4,642
Total current assets	24,613	29,051
Property and equipment, net	9,985	11,815
Right-of-use assets, operating leases	10,410	—
Goodwill	1,936	1,943
Intangible assets, net	938	1,938
Other non-current assets	1,549	2,045
Total assets	$49,431	$46,792
Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$1,911	$2,699
Accrued expenses and other current liabilities	9,719	10,632
Operating lease liabilities	5,423	—
Total current liabilities	17,053	13,331
Operating lease liabilities, non-current	6,524	—
Other long-term liabilities	2,299	4,090
Total liabilities	25,876	17,421
Stockholders’ equity
Common stock, $0.001 par value	7	6
Additional paid-in capital	297,903	295,116
Accumulated deficit	(273,322)	(264,713)
Accumulated other comprehensive loss	(1,033)	(1,038)
Total stockholders’ equity	23,555	29,371
Total liabilities and stockholders’ equity	$49,431	$46,792

Marin Software Incorporated
Condensed Consolidated Statements of Operations
(On a GAAP basis)

	Three Months Ended June 30,		Six Months Ended June 30,
(Unaudited; in thousands, except per share data)	2019	2018	2019	2018
Revenues, net	$12,476	$14,251	$25,924	$29,653
Cost of revenues	5,929	6,963	11,740	14,535
Gross profit	6,547	7,288	14,184	15,118
Operating expenses
Sales and marketing	4,087	6,154	8,721	13,535
Research and development	4,660	5,817	9,555	11,972
General and administrative	2,277	3,766	5,498	7,143
Total operating expenses	11,024	15,737	23,774	32,650
Loss from operations	(4,477)	(8,449)	(9,590)	(17,532)
Other income, net	532	377	1,072	672
Loss before provision for income taxes	(3,945)	(8,072)	(8,518)	(16,860)
Provision for income taxes	58	204	91	528
Net loss	$(4,003)	$(8,276)	$(8,609)	$(17,388)
Net loss per common share, basic and diluted	$(0.65)	$(1.44)	$(1.42)	$(3.02)
Weighted-average shares outstanding, basic and diluted	6,201	5,767	6,074	5,751

Marin Software Incorporated
Condensed Consolidated Statements of Cash Flows
(On a GAAP basis)

	Six Months Ended June 30,
(Unaudited; in thousands)	2019	2018
Operating activities
Net loss	$(8,609)	$(17,388)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation	981	1,557
Amortization of internally developed software	1,705	1,943
Amortization of intangible assets	1,000	1,341
Loss on disposals of property and equipment and right-of-use assets	14	—
Amortization of deferred costs to obtain and fulfill contracts	881	1,145
Unrealized foreign currency gains	(15)	(25)
Stock-based compensation related to equity awards and restricted stock	1,447	2,058
Provision for bad debts	(177)	35
Net change in operating leases	(234)	—
Changes in operating assets and liabilities
Accounts receivable	3,103	2,438
Prepaid expenses and other assets	485	(1,199)
Accounts payable	(777)	(877)
Accrued expenses and other current liabilities	(217)	(425)
Net cash used in operating activities	(413)	(9,397)
Investing activities
Purchases of property and equipment	(86)	(200)
Capitalization of internally developed software	(870)	(1,295)
Net cash used in investing activities	(956)	(1,495)
Financing activities
Proceeds from issuance of common shares through equity distribution agreement, net of offering costs	1,504	—
Payments of principal on finance lease liabilities	(682)	(656)
Employee taxes paid for withheld shares upon equity award settlement	(190)	(110)
Proceeds from employee stock purchase plan, net	80	165
Net cash provided by (used in) financing activities	712	(601)
Effect of foreign exchange rate changes on cash and cash equivalents and restricted cash	11	(124)
Net decrease in cash and cash equivalents and restricted cash	(646)	(11,617)
Cash and cash equivalents and restricted cash
Beginning of period	11,503	28,837
End of period	$10,857	$17,220

Marin Software Incorporated
Reconciliation of GAAP to Non-GAAP Expenses

	Three Months Ended				Year Ended	Three Months Ended
	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,	June 30,
(Unaudited; in thousands)	2018	2018	2018	2018	2018	2019	2019
Sales and Marketing (GAAP)	$7,381	$6,154	$5,296	$4,594	$23,425	$4,634	$4,087
Less Stock-based compensation	(240)	(271)	(181)	(265)	(957)	(180)	(205)
Less Amortization of intangible assets	(213)	(184)	(130)	(131)	(658)	(64)	—
Less Restructuring related expenses	(497)	(48)	(113)	(169)	(827)	(157)	(66)
Sales and Marketing (Non-GAAP)	$6,431	$5,651	$4,872	$4,029	$20,983	$4,233	$3,816
Research and Development (GAAP)	$6,155	$5,817	$5,471	$5,007	$22,450	$4,895	$4,660
Less Stock-based compensation	(339)	(314)	(339)	(406)	(1,398)	(281)	(269)
Less Amortization of intangible assets	(237)	(234)	(234)	(233)	(938)	(234)	(234)
Less Restructuring related expenses	(115)	—	—	—	(115)	—	—
Plus Capitalization of internally developed software	693	602	398	436	2,129	482	388
Research and Development (Non-GAAP)	$6,157	$5,871	$5,296	$4,804	$22,128	$4,862	$4,545
General and Administrative (GAAP)	$3,377	$3,766	$2,921	$3,049	$13,113	$3,221	$2,277
Less Stock-based compensation	(245)	(273)	(195)	(164)	(877)	(99)	(146)
Less Amortization of intangible assets	(3)	—	—	—	(3)	—	—
Less Restructuring related expenses	(111)	(36)	(11)	—	(158)	—	—
General and Administrative (Non-GAAP)	$3,018	$3,457	$2,715	$2,885	$12,075	$3,122	$2,131

Marin Software Incorporated
Reconciliation of GAAP to Non-GAAP Measures

	Three Months Ended				Year Ended	Three Months Ended
	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,	June 30,
(Unaudited; in thousands)	2018	2018	2018	2018	2018	2019	2019
Gross Profit (GAAP)	$7,830	$7,288	$6,694	$9,665	$31,477	$7,637	$6,547
Plus Stock-based compensation	204	172	160	203	739	125	142
Plus Amortization of internally developed software	957	986	928	903	3,774	750	955
Plus Amortization of intangible assets	237	233	234	234	938	234	234
Plus Restructuring related expenses	139	—	37	—	176	6	—
Gross Profit (Non-GAAP)	$9,367	$8,679	$8,053	$11,005	$37,104	$8,752	$7,878
Operating Loss (GAAP)	$(9,083)	$(8,449)	$(21,734)	$(2,985)	$(42,251)	$(5,113)	$(4,477)
Plus Impairment of goodwill	—	—	14,740	—	14,740	—	—
Plus Stock-based compensation	1,028	1,030	875	1,038	3,971	685	762
Plus Amortization of internally developed software	957	986	928	903	3,774	750	955
Plus Amortization of intangible assets	690	651	598	598	2,537	532	468
Plus Restructuring related expenses	862	84	161	169	1,276	163	66
Less Capitalization of internally developed software	(693)	(602)	(398)	(436)	(2,129)	(482)	(388)
Operating Loss (Non-GAAP)	$(6,239)	$(6,300)	$(4,830)	$(713)	$(18,082)	$(3,465)	$(2,614)
Net Loss (GAAP)	$(9,112)	$(8,276)	$(21,494)	$(2,362)	$(41,244)	$(4,606)	$(4,003)
Plus Impairment of goodwill	—	—	14,740	—	14,740	—	—
Plus Stock-based compensation	1,028	1,030	875	1,038	3,971	685	762
Plus Amortization of internally developed software	957	986	928	903	3,774	750	955
Plus Amortization of intangible assets	690	651	598	598	2,537	532	468
Plus Restructuring related expenses	862	84	161	169	1,276	163	66
Less Capitalization of internally developed software	(693)	(602)	(398)	(436)	(2,129)	(482)	(388)
Net Loss (Non-GAAP)	$(6,268)	$(6,127)	$(4,590)	$(90)	$(17,075)	$(2,958)	$(2,140)

Marin Software Incorporated
Calculation of Non-GAAP Earnings Per Share

	Three Months Ended				Year Ended	Three Months Ended
	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,	June 30,
(Unaudited; in thousands, except per share data)	2018	2018	2018	2018	2018	2019	2019
Net Loss (Non-GAAP)	$(6,268)	$(6,127)	$(4,590)	$(90)	$(17,075)	$(2,958)	$(2,140)
Weighted-average shares outstanding, basic and diluted	5,736	5,767	5,787	5,841	5,783	5,945	6,201
Non-GAAP net loss per common share, basic and diluted	$(1.09)	$(1.06)	$(0.79)	$(0.02)	$(2.95)	$(0.50)	$(0.35)

Marin Software Incorporated
Reconciliation of Net Loss to Adjusted EBITDA

	Three Months Ended				Year Ended	Three Months Ended
	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,	June 30,
(Unaudited; in thousands)	2018	2018	2018	2018	2018	2019	2019
Net Loss	$(9,112)	$(8,276)	$(21,494)	$(2,362)	$(41,244)	$(4,606)	$(4,003)
Depreciation	798	759	628	473	2,658	499	482
Amortization of internally developed software	957	986	928	903	3,774	750	955
Amortization of intangible assets	690	651	598	598	2,537	532	468
Provision for (benefit from) income taxes	324	204	96	(38)	586	33	58
Impairment of goodwill	—	—	14,740	—	14,740	—	—
Stock-based compensation	1,028	1,030	875	1,038	3,971	685	762
Capitalization of internally developed software	(693)	(602)	(398)	(436)	(2,129)	(482)	(388)
Restructuring related expenses	862	84	161	169	1,276	163	66
Other income, net	(295)	(377)	(336)	(585)	(1,593)	(540)	(532)
Adjusted EBITDA	$(5,441)	$(5,541)	$(4,202)	$(240)	$(15,424)	$(2,966)	$(2,132)